UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8‑K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 25, 2020
Atlas Financial Holdings, Inc.
(Exact name of registrant as specified in its charter)

Cayman Islands	000-54627	27-5466079
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

953 American Lane, 3rd Floor Schaumburg, IL (Address of principal executive offices)	60173 (Zip Code)

Registrant's telephone number, including area code: (847) 472-6700

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.003 par value per share	AFH	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Atlas Financial Holdings, Inc. (the “Company”) received notice on August 31, 2020 from the Nasdaq Hearings Panel (the “Panel”) that it has determined to delist the Company’s securities from The Nasdaq Stock Market LLC (“Nasdaq”) based upon the Company’s non-compliance with the filing requirements set forth in Nasdaq Listing Rule 5250(c)(1) and the annual meeting requirement set forth in Nasdaq Listing Rule 5620(a). As a result of the Panel’s decision, Nasdaq will suspend trading in the Company’s securities effective at the open of business on Wednesday, September 2, 2020 and indicated that it intends to file a Form 25 Notification of Delisting with the Securities and Exchange Commission (the “SEC”), notifying the SEC of Nasdaq’s determination to remove the Company’s common shares from listing on Nasdaq under Section 12(b) of the Securities Exchange Act of 1934, as amended. The formal delisting of the Company’s common shares from Nasdaq will become effective ten days after the Form 25 is filed. In connection with the suspension of trading on The Nasdaq Capital Market, the Company expects that its common shares will be eligible to trade on the OTC Markets system effective with the open of the markets on Wednesday, September 2, 2020. The Company expects that it will be assigned a new symbol for trading on the OTC Markets system and will issue a press release disclosing the new symbol upon receipt.

The Company received an additional delinquency notification letter from the Listing Qualifications Staff (the “Staff”) of Nasdaq on August 25, 2020 due to the Company’s non-compliance with Nasdaq Listing Rule 5550(a)(2) as a result of the Company’s failure to regain compliance with the minimum $1 bid price requirement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS FINANCIAL HOLDINGS, INC. (Registrant)
By:	/s/ Paul A. Romano
Name:	Paul A. Romano
Title:	Vice President and Chief Financial Officer
August 31, 2020